EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Steinway Musical Instruments, Inc. (the “Company”) for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis M. Hanson, Senior Executive Vice President and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis M. Hanson

Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

March 30, 2006